Income Taxes	12 Months Ended
Dec. 31, 2021
Disclosure of income tax [text block] [Abstract]
INCOME TAXES

19. INCOME TAXES

The provision for income taxes differs from the amount that would have resulted in applying the combined federal statutory tax rate as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
Net loss for the period	$(11,690,098)	$(586,895)	$(957,055)
Statutory income tax rate	25.0%	31.2%	31.2%
Expected in tax recovery at statutory income tax rates	$(2,923,000)	$(177,814)	$(298,889)
Permanent differences	1,601,000	14,390	3,498
Difference in tax rates, foreign exchange, and other	484,000	(112,435)	16,485
Change in deferred tax assets not recognized	838,000	275,859	278,906
Income tax expense (benefit)	$-	$-	$-

Temporary differences that give rise to the following deferred tax assets and liabilities at are:

	December 31, 2021	December 31, 2020
Deferred tax assets
Net operating loss carryforwards	$2,185,532	$1,347,532
Deferred tax assets not recognized	(2,185,532)	(1,347,532)
Net deferred tax asset	$-	$-

As at December 31, 2021 and 2020, the Company has approximately $7,357,000 and $4,315,000 of non-capital losses that may be used to offset future taxable income. These losses may be carried forward on an indefinite basis and do not expire. The Company has not recognized the deferred tax assets due to the uncertainty around utilizing all of the losses carry-forwards.

Tax attributes are subject to review, and potential adjustment, by tax authorities.